Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 6, 2015, is entered into by and among the Lenders signatory hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, the “Agent”), EMERGE ENERGY SERVICES LP, a Delaware limited partnership (the “Parent Guarantor”), and each of the undersigned Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.                                    The Lenders, Agent, Parent Guarantor and Borrowers have previously entered into that certain Amended and Restated Revolving Credit and Security Agreement, dated as of June 27, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.

B.                                    The Required Lenders, Agent, Parent Guarantor and Borrowers, pursuant to Section 16.2(b) of the Credit Agreement, now wish to amend the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Amendment to Credit Agreement.  Section 6.5(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Total Leverage Ratio.  Maintain, (i) when measured as of the last day of each fiscal quarter ending after the Closing Date but prior to June 30, 2015, for the four fiscal quarter period then ended, a Total Leverage Ratio of not greater than (x) 3.00:1.00 or (y) with respect to each such measurement occurring during the first two full fiscal quarters following a Permitted Acquisition for total consideration (as described in clause (vi) of the definition of Permitted Acquisition) of $30,000,000 or more, 3.50:1.00, and (ii) when measured as of the last day of each fiscal quarter ending on or after June 30, 2015, for the four fiscal quarter period then ended, a Total Leverage Ratio of not greater than 3.50:1.00.”

2.                                      Effectiveness of this Amendment.  The following conditions shall have been satisfied, as determined by Agent, before this Amendment is effective:

(a)                                 Agent shall have received this Amendment, fully executed by each Credit Party, Agent and Lenders constituting Required Lenders;

(b)                                 Each of the representations and warranties made by any Credit Party in or pursuant to this Amendment, the Credit Agreement and the Other Documents shall be true and correct in all material respects (or, if such representation and warranty is, by its terms, limited by materiality (including a Material Adverse Effect), then such representation and warranty shall be true in all respects) on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty specifically relates to a certain prior date); and

(c)                                  The Parent Guarantor shall have paid to the Agent for the account of each Applicable Lender (as defined below) a consent fee equal to 0.10% of such Applicable Lender’s Commitment as of the date hereof. “Applicable Lender” shall mean each Lender that has executed and delivered to the Agent its signature page to this Amendment prior to 12:00 noon, New York City time, on April 3, 2015 or such later date and time specified by the Parent Guarantor and notified in writing to the Lenders by the Agent (the “Consent Deadline”).

(d)                                 All fees required to be paid pursuant to the Fee Letter, dated as of March 25, 2015, by and among the Parent Guarantor, the Agent and PNC Capital Markets LLC, shall have been paid in full.

(e)                                  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent.

3.                                      Representations and Warranties.  Each Credit Party represents and warrants as follows:

(a)                                 Authority.  Such Credit Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Other Documents (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such Credit Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)                                 Enforceability.  This Amendment has been duly executed and delivered by each Credit Party.  This Amendment and each Other Document (as amended or modified hereby) is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, and is in full force and effect.

(c)                                  Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Credit Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Credit Party.

(d)                                 No Default.  No Event of Default or Default has occurred and is continuing.

4.                                      Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

5.                                      Counterparts; Electronic Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other similar method of electronic transmission shall be deemed to be an original signature hereto.

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6.                                      Reference to and Effect on the Other Documents.

(a)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and the Lenders.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)                                 To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7.                                      Estoppel.  To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Credit Agreement, each Credit Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of the Borrowers as against Agent or any Lender with respect to the Obligations.

8.                                      Integration.  This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.                                      Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10.                               Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to modify the Credit Agreement, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

11.                               Guarantors’ Acknowledgment.  With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.  Although Agent and the Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees

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that neither Agent nor any Lender has any duty under the Credit Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PARENT GUARANTOR:	EMERGE ENERGY SERVICES LP

By: EMERGE ENERGY SERVICES GP LLC, its General Partner

	By:	/s/ Robert Lane
Name: Robert Lane
Title: Chief Financial Officer

BORROWERS:	EMERGE ENERGY SERVICES OPERATING LLC

	By:	/s/ Robert Lane
Name: Robert Lane
Title: Chief Financial Officer

ALLIED ENERGY COMPANY LLC DIRECT FUELS LLC SUPERIOR SILICA SANDS LLC

By: EMERGE ENERGY SERVICES OPERATING LLC, its sole member

	By:	/s/ Robert Lane
Name: Robert Lane
Title: Chief Financial Officer

ALLIED RENEWABLE ENERGY, LLC

By: ALLIED ENERGY COMPANY LLC, its sole member

By: EMERGE ENERGY SERVICES OPERATING LLC, its sole member

	By:	/s/ Robert Lane
Name: Robert Lane
Title: Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

EMERGE ENERGY DISTRIBUTORS INC.

By:	/s/ Warren B. Bonham
Name: Warren B. Bonham
Title: Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Ron Eckhoff
		Name:	Ron Eckhoff
		Title:	Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Julie Castano
		Name:	Julie Castano
		Title:	SVP

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	Wells Fargo Bank, N.A.

	By:	/s/ Whitney Wilson
		Name:	Whitney Wilson
		Title:	Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Lance McKoy
		Name:	Lance McKoy
		Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	Santander Bank, NA

	By:	/s/ Aidan Lanigan
		Name:	Aidan Lanigan
		Title:	Senior Vice President

	By:	/s/ Alex Lurye
		Name:	Alex Lurye
		Title:	Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Dmitriy Barskiy
		Name:	Dmitriy Barskiy
		Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	Royal Bank of Canada

	By:	/s/ Jay T. Sartain
		Name:	Jay T. Sartain
		Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	Amegy Bank N.A.

	By:	/s/ Jesse Greadington, III
		Name:	Jesse Greadington, III
		Title:	Assistant Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement

A LENDER:	Stifel Bank & Trust

	By:	/s/ John H. Phillips
		Name:	John H. Phillips
		Title:	Executive Vice President

Signature Page to First Amendment to Amended and Restated Revolving Credit and Security Agreement